      Applicants signing in New York must use this form.  Lincoln Life & Annuity
[LOGO]            Lincoln ChoicePlus II(SM)                Company of New York
                 Variable Annuity Application             Home office Syracuse,
                                                                New York
--------------------------------------------------------------------------------

     Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a  Contract Owner  Maximum age of Contract Owner is 89.

                                       Social Security number/TIN [_][_][_]-[_][_]-[_][_][_][_]
    _________________________________
    Full legal name or trust name*
                                       Date of birth [_][_] [_][_] [_][_]    [_]Male   [_]Female
                                                     Month   Day    Year
    _________________________________
    Street address

                                       Home telephone number [_][_][_] [_][_][_]-[_][_][_][_]
    _________________________________
    City            State     ZIP
                                       Date of trust* [_][_] [_][_] [_][_]  Is trust revocable?*
                                                      Month   Day    Year   [_]Yes         [_]No

    _________________________________
    Trustee name*
                                       *This information is required for trusts.

1b  Joint Contract Owner  Maximum age of Joint Contract Owner is 89.

                                       Social Security number     [_][_][_]-[_][_]-[_][_][_][_]
    _________________________________
    Full legal name
                                       Date of birth [_][_] [_][_] [_][_]    [_]Male   [_]Female
                                                     Month   Day    Year
                                                                             [_]Spouse [_]Non-spouse

2a  Annuitant  (If no Annuitant is specified, the Contract Owner, or Joint Owner
               if younger, will be the Annuitant.)   Maximum age of Annuitant is
               89.

                                       Social Security number     [_][_][_]-[_][_]-[_][_][_][_]
    _________________________________
    Full legal name
                                       Date of birth [_][_] [_][_] [_][_]    [_]Male   [_]Female
                                                     Month   Day    Year
    _________________________________
    Street address
                                       Home telephone number [_][_][_] [_][_][_]-[_][_][_][_]
    _________________________________
    City            State     ZIP

2b  Contingent Annuitant  Maximum age of Contingent Annuitant is 89.

                                       Social Security number     [_][_][_]-[_][_]-[_][_][_][_]
    _________________________________
    Full legal name

3 Beneficiary(ies) Of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)

    _________________________________  _________________________________   ________________  _______%
    Full legal name or trust name*      Relationship to Contract Owner     SSN/TIN
    [_]Primary   [_]Contingent

    _________________________________  _________________________________   ________________  _______%
    Full legal name or trust name*      Relationship to Contract Owner     SSN/TIN
    [_]Primary   [_]Contingent

    _________________________________  _________________________________   ________________  _______%
    Full legal name or trust name*      Relationship to Contract Owner     SSN/TIN
    [_]Primary   [_]Contingent

    _________________________________   Date of trust* [_][_] [_][_] [_][_] Is trust revocable?*
    Trustee name*                                      Month   Day    Year  [_]Yes         [_]No

                                       *This information is required for trusts.

To specify an annuity payment option for beneficiary, please complete the Beneficiary Payment Options your form (29953CP-NY).

4   Type of Lincoln ChoicePlus II(SM) Variable Annuity Contract

    Nonqualified: [_]Initial Contribution  OR  [_]1035 Exchange

    Tax-Qualified (must complete plan type):   [_]Transfer  OR  [_]Rollover

    Plan Type (check one): [_]Roth IRA         [_]Traditional IRA

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
 5a Allocation (This section must be completed.)                   5b Dollar Cost Averaging (Complete only if electing DCA.)

    Initial minimums: $10,000                                       $2,000 minimum required
                                                                    ---------------------------------------------------------------
    Future contributions will follow the allocation below.          Total amount to DCA:    OR       $ ______________
    If DCA option is selected, the entire amount of each future     MONTHLY amount to DCA:           $ ______________
    contribution will follow the allocation in Section 5b.          ---------------------------------------------------------------

    If no allocations are specified in Section 5a or 5b, the        OVER THE FOLLOWING PERIOD:        ______________
    entire amount will be allocated to the Lincoln National                                           MONTHS (6-60)
    Money Market Fund pending instructions from the contract       ---------------------------------------------------------------
    owner.                                                          FROM THE FOLLOWING HOLDING ACCOUNT (check one):
    --------------------------------------------------------------
    Please allocate my contribution of:                             [_] DCA-Fixed Account
    $ _____________________   OR      $ ____________________        [_] Delaware VIP High Yield Series*     The DCA holding account
      Initial contribution            Approximate amount            [_] Lincoln National Money Market Fund* and the DCA fund elected
                                      from previous carrier         [_] Lincoln National Bond Fund*         cannot be the same.
    -------------------------------------------------------------- ----------------------------------------------------------------
    INTO THE FUND(S) BELOW               Use whole percentages      INTO THE FUND(S)BELOW                  Use whole percentages
    -------------------------------------------------------------- ----------------------------------------------------------------
    ____________ %  Delaware VIP High Yield Series                  ____________ % Delaware VIP High Yield Series*
    ____________ %  Delaware VIP Large Cap Value Series             ____________ % Delaware VIP Large Cap Value Series
    ____________ %  Delaware VIP REIT Series                        ____________ % Delaware VIP REIT Series
    ____________ %  Delaware VIP Small Cap Value Series             ____________ % Delaware VIP Small Cap Value Series
    ____________ %  Delaware VIP Trend Series                       ____________ % Delaware VIP Trend Series
    ____________ %  Delaware VIP U.S. Growth Series                 ____________ % Delaware VIP U.S. Growth Series
    ____________ %  AIM V.I. Growth Fund                            ____________ % AIM V.I. Growth Fund
    ____________ %  AIM V.I. International Growth Fund              ____________ % AIM V.I. International Growth Fund
    ____________ %  AIM V.I. Premier Equity Fund                    ____________ % AIM V.I. Premier Equity Fund
    ____________ %  Alliance Growth and Income Portfolio            ____________ % Alliance Growth and Income Portfolio
    ____________ %  Alliance Premier Growth Portfolio               ____________ % Alliance Premier Growth Portfolio
    ____________ %  Alliance Small Cap Value Portfolio              ____________ % Alliance Small Cap Value Portfolio
    ____________ %  Alliance Technology Portfolio                   ____________ % Alliance Technology Portfolio
    ____________ %  AFIS Global Small Capitalization Fund           ____________ % AFIS Global Small Capitalization Fund
    ____________ %  AFIS Growth Fund                                ____________ % AFIS Growth Fund
    ____________ %  AFIS Growth-Income Fund                         ____________ % AFIS Growth-Income Fund
    ____________ %  AFIS International Fund                         ____________ % AFIS International Fund
    ____________ %  Fidelity VIP Contrafund Portfolio               ____________ % Fidelity VIP Contrafund Portfolio
    ____________ %  Fidelity VIP Equity-Income Portfolio            ____________ % Fidelity VIP Equity-Income Portfolio
    ____________ %  Fidelity VIP Growth Portfolio                   ____________ % Fidelity VIP Growth Portfolio
    ____________ %  Fidelity VIP Overseas Portfolio                 ____________ % Fidelity VIP Overseas Portfolio
    ____________ %  FTVIP Franklin Small Cap Fund                   ____________ % FTVIP Franklin Small Cap Fund
    ____________ %  FTVIP Templeton Growth Securities Fund          ____________ % FTVIP Templeton Growth Securities Fund
    ____________ %  Janus Aspen Aggressive Growth Portfolio         ____________ % Janus Aspen Aggressive Growth Portfolio
    ____________ %  Janus Aspen Balanced Portfolio                  ____________ % Janus Aspen Balanced Portfolio
    ____________ %  Lincoln National Aggressive Growth Fund         ____________ % Lincoln National Aggressive Growth Fund
    ____________ %  Lincoln National Bond Fund                      ____________ % Lincoln National Bond Fund*
    ____________ %  Lincoln National Capital Appreciation Fund      ____________ % Lincoln National Capital Appreciation Fund
    ____________ %  Lincoln National Global Asset Allocation Fund   ____________ % Lincoln National Global Asset Allocation Fund
    ____________ %  Lincoln National International Fund             ____________ % Lincoln National International Fund
    ____________ %  Lincoln National Money Market Fund              ____________ % Lincoln National Money Market Fund*
    ____________ %  Lincoln National Social Awareness Fund          ____________ % Lincoln National Social Awareness Fund
    ____________ %  MFS Capital Opportunities Series                ____________ % MFS Capital Opportunities Series
    ____________ %  MFS Emerging Growth Series                      ____________ % MFS Emerging Growth Series
    ____________ %  MFS Total Return Series                         ____________ % MFS Total Return Series
    ____________ %  MFS Utilities Series                            ____________ % MFS Utilities Series
    ____________ %  Neuberger Berman AMT Mid-Cap Growth Portfolio   ____________ % Neuberger Berman AMT Mid-Cap Growth Portfolio
    ____________ %  Neuberger Berman AMT Regency Portfolio          ____________ % Neuberger Berman AMT Regency Portfolio
    ____________ %  Putnam VT Growth & Income Fund                  ____________ % Putnam VT Growth & Income Fund
    ____________ %  Putnam VT Health Sciences Fund                  ____________ % Putnam VT Health Sciences Fund
    ____________ %  Scudder VIT EAFE Equity Index                   ____________ % Scudder VIT EAFE Equity Index
    ____________ %  Scudder VIT Equity 500 Index                    ____________ % Scudder VIT Equity 500 Index
    ____________ %  Scudder VIT Small Cap Index                     ____________ % Scudder VIT Small Cap Index
                    Fixed Account:     _______ % 5 years
                    ________ % 1 year  _______ % 7 years            ============ % Total(must= 100%)
                                                                   -----------------------------------------------------------------
                    ________ % 3 years _______ % 10 years           Future contributions will not automatically start a new DCA
    ============ %  Total(must = 100%)                              program. Instructions must accompany each DCA contribution.
    -------------------------------------------------------------- ----------------------------------------------------------------

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
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
5c  Cross-Reinvestment or Portfolio Rebalancing
------------------------------------------------------------------------------------------------------------------------------------

    To elect either of these options, please complete the Cross-Reinvestmen form (28051CP2-NY) or the Portfolio Rebalancing form
    (28887CP2-NY).
------------------------------------------------------------------------------------------------------------------------------------
6   Automatic Withdrawal
------------------------------------------------------------------------------------------------------------------------------------
    Note: Withdrawals exceeding 15% of premium payments per year may be subject to contingent deferred sales charges. Withdrawal minimum: $50 per distribution/$300 annually.
  -----------------------------------------------------------------    -------------------------------------------------------------
    [_] Please provide me with automatic withdrawals                       [_] Please provide me with automatic withdrawals
        totaling ______% (may be between 1-15%) of premium                     of $______________________
                                                                    OR     [_] Monthly  [_] Quarterly  [_] Semiannually [_] Annually
        payments payable as follows:
    [_] Monthly   [_] Quarterly   [_] Semiannually   [_] Annually          Begin withdrawals in   [_][_]      [_][_]
                                                                                                   Month       Year
    Begin withdrawals in  [_][_]  [_][_]                               -------------------------------------------------------------
                          Month    Year
  -----------------------------------------------------------------

    Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.

    ELECT ONE: [_] Do withhold taxes  Amount to be withheld _____% (must be at least 10%)
               [_] Do not withhold taxes

    PAYOUT     [_] Direct deposit       [_] Checking (Attach a "voided" check) OR   [_] Savings (Attach a deposit slip)
    METHOD:        I/We authorize Lincoln Life & Annuity Company of New York to deposit payments to the account and financial institution identified below. Lincoln Life & Annuity Company of New York is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life & Annuity Company of New York of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

                   _________________________________________________________________________________________________________________
                   Bank name                                                                             Bank telephone number

               [_] Send check to address of record

               [_] Send check to the following alternate address:

                   _________________________________________________________________________________________________________________

                   _________________________________________________________________________________________________________________

7   Automatic Bank Draft
    ___________________________________________________________________       ______________________________________________________
    Print account holder name(s) EXACTLY as shown on bank records

    ________________________________________________________________________________________________________________________________
    Bank name                                                                             Bank telephone number

    $
     __________________________________
    Monthly amount                                               Automatic bank draft start date:        [_][_]    [_][_]     [_][_]
                                                                                                         Month    Day (1-28)   Year

    [_] Checking (Attach a "voided" check) OR [_]Savings (Attach a deposit slip)

    I/We hereby authorize Lincoln Life & Annuity Company of New York to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life & Annuity Company of New York has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life & Annuity Company of New York and the financial institution a reasonable opportunity to act on it.

8    Replacement

     Does the applicant have any existing life policies or annuity contracts?            [_]Yes   [_]No
     Will the proposed contract replace any existing annuity or life insurance?          [_]Yes   [_]No

    (Attach a state replacement form.)

     ___________________________________________________________________________________________________________
     Company name

     ___________________________________________________________________________________________________________
     Plan name                                                                       Year issued

9    Signatures

     From time to time, interest credited to amounts allocated to the six- or twelve-month Dollar Cost Averaging Fixed Account will exceed our actual earnings on supporting assets, less appropriate risk and expense deductions. We will recover amounts credited over amounts earned from the mortality and expense risk charges described in your contract. Your contract charges will not increase as a result of these higher interest rates being credited to the Dollar Cost Averaging Fixed Account.

     This annuity has a 1.40% mortality, expense and administration charge, a 6% surrender charge for each premium ranging from 6% in the first year to 0% after seven years decreasing by 1% each year after the second year and an enhanced DCA program. We also offer other annuities that offer: 1) a 1.65% mortality, expense and administration charge, no surrender charge or enhanced DCA program; and 2) a 1.70% mortality, expense and administration charge, a surrender charge for each premium ranging from 6% in the first year to 0% after four years decreasing 1% each year after the first year and an enhanced DCA program. All charges and features are fully described in the contract and prospectus.

     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for Lincoln ChoicePlus II(SM) and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

     ___________________________________________________________________________________________
     Signed at (city)                                 State
                                                                                                 Date  [_][_]   [_][_]  [_][_]
                                                                                                        Month     Day    Year
     ______________________________________________   __________________________________________
     Signature of Contract Owner                      Joint Contract Owner (if applicable)

     ___________________________________________________________________________________________
     Signed at (city)                                 State
                                                                                                 Date  [_][_]   [_][_]  [_][_]
                                                                                                        Month     Day    Year
     ___________________________________________________________________________________________
     Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

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                     FINANCIAL ADVISOR MUST COMPLETE PAGE 5.
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
===================================================================================================================================
THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISOR OR SECURITIES DEALER. Please type or print.
===================================================================================================================================
10 Insurance in Force     Will the proposed contract replace any existing annuity or life insurance contract?

   ELECT ONE: [_] No [_]  Yes   If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and
                                 Annuitant(s):

   (Attach a state replacement form.)
                                                                                                  $
   --------------------------------------------------------------------------------------------------------------------------------
   Company name                                                          Year issued              Amount

11 Additional Remarks

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

12 Dealer Information   Note: Licensing appointment with Lincoln Life & Annuity Company of New York is required for this application to be processed. If more than one representative, please indicate names and percentages in Section 11.

   [_] 1   [_] 2  [_] 3  OR   [_]  1-4Life(SM) Advantage - complete Form 30350CP-NY (nonqualified) or Form 30350Q-CP-NY(qualified)


   _________________________________________________________________________________    [_][_][_]  [_][_][_]-[_][_][_][_]
   Registered representative's name (print as it appears on NASD licensing)             Registered representative's telephone number

   _________________________________________________________________________________    [_][_][_][_]-[_][_]-[_][_][_][_]
   Client account number at dealer (if applicable)                                      Registered representative's SSN

   ________________________________________________________________________________________________________________________________
   Dealer's name

   ________________________________________________________________________________________________________________________________
   Branch address                               City                                    State                      ZIP

   ________________________________________________________________________________________________________________________________
   Branch number                                Registered representative number

   ________________________________________________________________________________________________________________________________
   [_] CHECK IF BROKER CHANGE OF ADDRESS

13 Registered Representative's Signature

   The representative hereby certifies that he/she witnessed the signature(s)in Section 9 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only
   Lincoln Life & Annuity Company of New York approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

   ________________________________________________________________________________________________________________________________
   Signature

                               Send completed application -- with a check made payable to Lincoln Life & Annuity Company of New York
                               -- to your investment dealer's home office or to:

 LINCOLN                                                                        Express Mail:
 ChoiceplusII(SM)              Lincoln Life & Annuity Company of New York       Lincoln Life & Annuity Company of New York
  VARIABLE ANNUITY             Servicing Office - P.O. Box 7866                 Attention: ChoicePlus Operations
                               Fort Wayne, IN 46801-7866                        1300 South Clinton Street
                                                                                Fort Wayne, IN 46802

     If you have any questions regarding this application, please call Lincoln Life &Annuity Company of New York at 800 826-6848.

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